SECOND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                        AMERICAN RESOURCES OFFSHORE, INC.

                     (PURSUANT TO SECTION 245 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

      American Resources Offshore, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

      The name of the Corporation is AMERICAN RESOURCES OFFSHORE, INC. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on August 14, 1992 under the name AMERICAN RESOURCES OF DELAWARE, INC. and the first Restated Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on December 11, 1996.

      The Second Restated Certificate of Incorporation of the Corporation only restates and integrates, and does not further amend, the provisions of the Corporation's Certificate of Incorporation as heretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of the Second Restated Certificate of Incorporation.

      The Second Restated Certificate of Incorporation of the Corporation was duly adopted by the directors of the Corporation, without a vote of stockholders, in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware.

      The text of the Certificate of Incorporation is hereby restated to read in its entirety as follows:

                                   ARTICLE ONE

        The name of the Corporation is AMERICAN RESOURCES OFFSHORE, INC.

                                   ARTICLE TWO

      The registered office of the Corporation is located at 1209 Orange Street, in the city of Wilmington, County of New Castle, in the State of Delaware. The name of its registered agent at that address is The Corporation Trust Company.

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                                  ARTICLE THREE

      The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

                                  ARTICLE FOUR

      The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is SEVENTY-THREE MILLION (73,000,000), of which SEVENTY MILLION (70,000,000) shares having a par value of $.00001 per share shall be of a class designated "Common Stock" (or "Common Shares"), ONE MILLION (1,000,000) shares of preferred stock having a par value of $12.00 per share which shall be designated SERIES 1993 8% CONVERTIBLE PREFERRED STOCK, and TWO MILLION (2,000,000) shares having a par value of $.00001 per share shall be of a class designated "Preferred Stock" (or "Preferred Shares"). All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. The designations, voting powers, preferences, optional or other special rights and qualifications, limitations, or restrictions of the above classes of stock shall be as follows:

                  I. SERIES 1993 8% CONVERTIBLE PREFERRED STOCK

      (a)   DIVIDENDS:

            1. GENERAL OBLIGATION. When and as declared by the Board of Directors, to the extent permitted by law, the Corporation shall pay to the holders of the Series 1993 8% Convertible Preferred Stock (the "Series 1993 Preferred Stock") preferential dividends, as more fully set forth in this Section a(1).

            2. RATE AND PAYMENT DATA. Such dividends shall be payable semi-annually on the fifteenth day of January and July in each year at the rate of 8% per annum of the aggregate par value of the Series 1993 Preferred Stock. To the extent that there are any unpaid dividends in any year, the amount of unpaid dividends will accumulate with additional interest at the rate of 10% per annum until paid. Such dividends shall be paid in Common Stock of the Corporation on the basis of one share for each dollar of declared but unpaid dividends (rounded to the nearest whole share for fractions of shares).

            3. DISTRIBUTION OF PARTIAL DIVIDEND PAYMENTS. If at any time the Corporation shall pay less dividends on the Series 1993 Preferred Stock than the total amount of dividends then due with respect to the Series 1993 Preferred Stock, such payment shall be distributed among the holders of the Series 1993 Preferred Stock so that an equal amount shall be paid with respect to each outstanding share of Series 1993 Preferred Stock.

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            4. RESTRICTION ON SERIES 1993 PREFERRED STOCK DIVIDENDS. The
Corporation shall not pay any dividends on the Series 1993 Preferred Stock if
(i) there is any interest due and unpaid on any debt instrument of the Company or (ii) the declaration and payment violate any contract to which the Corporation is a party.

            5. RESTRICTION ON COMMON STOCK DIVIDENDS. The Corporation shall not declare or pay any dividends on the Common Stock (or on any other equity security of any kind which the Corporation shall at any time issue or be authorized to issue) for any year (or portion of any year) for which a dividend on the Series 1993 Preferred Stock has not been first declared and paid. In the event that the Corporation shall have been required to have declared and paid a dividend on the Series 1993 Preferred Stock and such dividend shall not have been declared or paid or set apart for payment, the Corporation may not declare or pay or set apart for the payment of dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of the Common Stock or any other stock of the Corporation ranking as to dividends or distribution of assets upon liquidation, dissolution or winding up of the Corporation junior to the Series 1993 Preferred Stock (other than dividends or distributions paid in shares of Common Stock or other junior ranking stock) until all required dividends on the Series 1993 Preferred Stock shall have been declared and paid or set apart for payment.

      (b) LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series 1993 Preferred Stock shall be entitled (before any distribution or payment is made upon any equity security of any kind which the Corporation shall at any time issue or be authorized to issue) to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to the amount of any declared but unpaid dividends plus the par value of their shares of Series 1993 Preferred Stock ( the "Liquidation Value") and shall not be entitled to any further payment. If, upon such liquidation, dissolution or winding up of the Corporation, the assets to be distributed among the holders of the Series 1993 Preferred Stock shall be insufficient to permit payment to the holders of the Series 1993 Preferred Stock of the aggregate Liquidation Value of all shares of Series 1993 Preferred Stock outstanding, then the assets of the Corporation to be distributed to the holders of the Series 1993 Preferred Stock shall be distributed ratably among them based upon the aggregate Liquidation Value of the number of shares held by them. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the payment and the place where the amounts distributable shall be payable, shall be mailed by certified or registered mail, return receipt requested, not less than sixty (60) days prior to the payment date stated therein, to each record holder of any share of Series 1993 Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section (b).

      (c) VOTING. Except as otherwise required by law, the holders of Series
1993

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Preferred Stock shall be entitled to participate in all actions of any nature taken by the Corporation or the shareholders thereof and shall be entitled to receive notice of any meeting of the shareholders of the Corporation. Each share of Series 1993 Preferred Stock issued and outstanding, from time to time, shall be entitled to four (4) votes.

      In addition, so long as any shares of the Series 1993 Preferred Stock remain outstanding, the affirmative vote or consent of the holders of at least a majority of the shares of the Series 1993 Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting as a class with the holders of all other series of Series 1993 Preferred Stock ranking on a parity with the Series 1993 Preferred Stock upon a liquidation, dissolution or winding up of Corporation), will be necessary to permit, effect or validate: (i) the authorization, creation or issuance, or any increase in authorized or issued amount, of any class or series of stock ranking equal or prior to the Series 1993 Preferred Stock with respect to the payment of dividends, rights to redemption or the distribution of assets on liquidation, dissolution or winding up of Corporation; (ii) the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation, as amended, which would materially or adversely affect any right, preference or privilege of the Series 1993 Preferred Stock or of the holders thereof; or (iii) authorize the merger or consolidation of Corporation if the effect of such merger or consolidation would be to materially alter or change the powers, preference or rights given to the holders of any shares of the Preferred Stock; provided, however, the issuance of additional shares of Common Stock or the creation and issuance of other series of Preferred Stock, ranking junior to the Series 1993 Preferred Stock with respect to dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences or privileges.

      (d)   CONVERSION.

            1. GENERAL. Subject to adjustment as set forth in subsection 4 hereof, each share of the Series 1993 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of this Corporation or any transfer agent for the Series 1993 Preferred Stock, into one (1) share of fully paid and nonassessable shares of Common Stock.

            2. CONVERSION PRICE. The Conversion Price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series 1993 Preferred Stock shall be $.01, subject to adjustment as provided in paragraph 4 hereof.

            3. MECHANICS OF CONVERSION. Before any holder of Series 1993 Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series 1993 Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of

Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series 1993 Preferred Stock or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series 1993 Preferred stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1993, the conversion may, at the option of any holder tendering Series 1993 Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted such Series 1993 Preferred Stock until immediately prior to the closing of such sale of securities.

            4. ADJUSTMENT PROVISIONS. The number of shares of Common Stock issuable upon the conversion of the Preferred Stock and the Conversion Price shall be subject to adjustment as follows:

            (i) In case the Corporation shall (i) pay a dividend in Common Stock or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock (other than payments of Common Stock as interest under the Plan), (ii) declare a dividend payable in cash on its Common Stock and at substantially the same time shall offer its shareholders a right to purchase new Common Stock (or securities convertible into, exchangeable for or other entitling a holder thereof to receive Common Stock) from the proceeds of such dividend all Common Stock so issued shall be deemed to have been issued as a stock dividend, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (v) issue by reclassification of its Common Stock any shares of the Corporation, the number of shares of Common Stock issuable upon conversion of the Series 1993 Preferred Stock immediately prior thereto shall be adjusted so that the Holder of the Series 1993 Preferred Stock shall be entitled to receive after the happening of any of the events described above had such Series 1993 Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Further, the number of shares of Common Stock payable in dividends pursuant to Section (a) of Article Fourth hereof shall be subject to adjustment as set forth in this subsection (4)(i) if the Corporation shall (x) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (y) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock. Any adjustment made pursuant to this subdivision shall become effective immediately after the record date in the case of a stock dividend and shall become effective immediately after the effective date in the case of a stock split, subdivision, combination or reclassification.

            (ii) In case the Corporation shall distribute, without receiving consideration therefor, to all holders of its Common Stock evidence of its indebtedness or assets (excluding cash dividends other than as described in Subsection 4(i)), then, in each such case, the number of shares of Common Stock thereafter issuable upon the conversion of each Share of Series 1993 Preferred Stock shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon the conversion of each Share of Series 1993 Preferred Stock, by a fraction, of which the numerator shall be the then current market price per share of Common Stock on the record date for such distribution, and of which the denominator shall be such current market price per share of Common Stock less the then fair value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of Stockholders entitled to receive such distribution.

            (iii) Any adjustment in the number of shares of Common Stock issuable hereunder otherwise required to be made by this Subsection 4(iii) will not have to be adjusted If such adjustment would not require an increase or decrease of one percent (1%) or more in the number of shares of Common Stock issuable upon conversion of the Series 1993 Preferred Stock.

            (iv) Whenever the number of shares of Common Stock issuable upon the conversion of the Series 1993 Preferred Stock is adjusted, as herein provided, the Conversion Price shall be adjusted (to the nearest cent) by multiplying such Conversion Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock issuable upon the exercise of each share of Series 1993 Preferred Stock immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock so issuable immediately thereafter.

            (v) Whenever the number of shares of Common Stock issuable upon the Conversion of the Preferred to the Conversion Price is adjusted as herein provided, the Corporation shall, no less than ten (10) days prior to the event requiring such adjustment, mail by first class mail, postage prepaid, to each holder of the Series 1993 Preferred Stock written notice of such adjustment or adjustments.

            5. NO IMPAIRMENT. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section (d) and in taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series 1993 Preferred Stock against impairment.

            6. NO FRACTIONAL SHARES AND CERTIFICATES AS TO ADJUSTMENTS.

            (i) No fractional shares shall be issued upon conversion of the Series 1993 Preferred Stock or as dividends payable under the Series 1993 Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series 1993 Preferred Stock the holder is at the time converting to Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

            (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series 1993 Preferred Stock pursuant to this Section (d) this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Series 1993 Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon written request at any time of any holder of such Series 1993 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment or readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series 1993 Preferred Stock.

            7. RESERVATION OF COMMON STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversions of the shares of Series 1993 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series 1993 Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock, in addition to such other remedies as shall be available to the holder of Series 1993 Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

            8. STATUS OF CONVERTED STOCK. In the event any shares of Series 1993 Preferred Stock shall be converted pursuant to Section (d) hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

      (c)   NOTICES

            1. UPON CORPORATION. Any notice pursuant to the terms hereof to be given or made by a holder of shares of Preferred Stock or upon the Corporation shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Corporation to the holder) as follows:
                        American Resources, Inc.
                        950 North Finance Center Drive
                        Suite 270
                        Tucson, Arizona  85710

            2. UPON SERIES 1993 PREFERRED STOCK HOLDERS. Any notice pursuant to the terms hereof to be given or made by the Corporation to or upon any holder of shares of Series 1993 Preferred Stock shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the holder to the Corporation) to the address of such holder on the records of the Corporation.

            3. REGISTRATION OF TRANSFER. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Series 1993 Preferred Stock. Upon the surrender of any certificate representing Series 1993 Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series 1993 Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws. Each such new certificate shall be registered in such name and shall represent such number of shares of Series 1993 Preferred Stock as shall be requested by the holder of the surrendered certificate, shall be substantially identical in form to the surrendered certificate, and the shares of Series 1993 Preferred Stock represented by such new certificate shall be entitled to dividends from the date to which dividends shall have been paid on the shares represented by the surrendered certificate at the rate and in the manner applicable to such certificate.

                            II. OTHER PREFERRED STOCK

      (a) ISSUANCE IN CLASS AND SERIES. Shares of Preferred Stock (other than the Series 1993 Preferred Stock) may be issued in one or more classes or series at such time or times as the Board of Directors may determine. All shares of any one series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of such series, with those of other shares of Preferred Stock.

      (b) AUTHORITY OF BOARD FOR ISSUANCE. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any class or series of Preferred Stock (other than the Series 1993 Preferred Stock), the designation of such classes and series and the powers, preferences, and rights of the shares of such classes and series, and the qualifications, limitations or restrictions thereof, including the following:

            1. The distinctive designation and number of shares comprising such class or series, which number may (except where otherwise provided by the Board of Directors in creating such class or series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

            2. The rate of dividends, if any, on the shares of that class or series, whether dividends shall be cumulative and, if so, from which date or dates, whether dividends shall be payable in cash, property or rights, or in shares of the Corporation, capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that class or series over shares of any other class or series;

            3. Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable, whether they shall be redeemable at the option of the Corporation, the stockholder or another person, the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates), whether such amount shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events and whether such amount shall be paid in cash, indebtedness, securities or other property or rights, including securities of any other corporation;

            4. Whether that class or series shall have a sinking fund for the redemption or purchase of shares of that class or series and, if so, the terms and amounts payable into such sinking fund;

            5. The rights to which the holders of the shares of that class or series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, relative rights of priority, if any, of payment of shares of that class or series over shares of any other series or class;

            6. Whether the shares of that series shall be convertible into or exchangeable for cash, shares of stock of any other class or any other series, indebtedness, or other property or rights, including securities of another corporation, and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, and whether such rate shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events, the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable, and whether they shall be convertible or exchangeable at the option of the Corporation, the stockholder or another person, and the method (if any) of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

            7. Whether the issuance of any additional shares of such class or series, or of any shares of any other class or series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other class or series; and

            8. Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such class or series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Corporation's Charter, as from time to time amended, and to the full extent now or hereinafter permitted by the laws of the State of Delaware.

      (c) DIVIDENDS. Payment of dividends shall be as follows on Preferred Stock other than the Series 1993 Preferred Stock;

            1. The holders of Preferred Stock of each class or series, in preference to the holders of Common Stock, shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, all dividends, at the rate for such class or series fixed in accordance with the provisions of this Article Fourth and no more;

            2. Dividends may be paid upon, or declared or set aside for, any class or series of Preferred Stock in preference to the holders of any other class or series of Preferred Stock in the manner determined by the resolutions of the Board of Directors authorizing and creating such class or series;

            3. So long as any shares of Preferred Stock shall be outstanding, in no event shall any dividend, whether in cash or in property, be paid or declared nor shall any distribution be made, on the Common Stock, nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on all cumulative classes and series of Preferred Stock with respect to all past dividend periods, and unless all dividends on all classes and series of Preferred Stock for the then current dividend period shall have been paid or declared, and provided for, and unless the Corporation shall not be in default with respect to any of its obligations with respect to any sinking fund for any class or series of Preferred Stock. The foregoing provisions of this subparagraph (3) shall not, however, apply to any dividend payable in Common Stock;

            4. No dividend shall be deemed to have accrued on any share of Preferred Stock of any class or series with respect to any period prior to the date of the original issue of such share or the dividend payment date immediately proceeding or following such date of the original issue, as may be provided in the resolutions of the Board of Directors creating such class or series. Preferred Stock shall not be entitled to participate in any dividends declared and paid on Common Stock, whether payable in cash, stock or otherwise. Accruals of dividends shall not pay interest.

      (d) DISSOLUTION OR LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution of assets or winding up of the Corporation, the holders of the shares of each class and series of Preferred Stock then outstanding shall be entitled to receive out of the net assets of the Corporation, but only in accordance with the preferences, if any, provided for such class or series, before any distribution or payment shall be made to the holders of Common Stock, the amount per share fixed by the resolution or resolutions of the Board of Directors to be received by the holder of each such share on such voluntary or involuntary liquidation, dissolution, distribution of assets or winding up, as the case may be. If such payment shall have been made in full to the holders of all outstanding Preferred Stock of all classes and series, or duly provided for, the remaining assets of the Corporation shall be available for distribution among the holders of Common Stock as provided in this Article Fourth. If upon any such liquidation, dissolution, distribution of assets or winding up, the net assets of the Corporation available for distribution among the holders of any one or more classes or series of Preferred Stock which (i) are entitled to a preference over the holders of Common Stock upon such liquidation, dissolution, distribution of assets or winding up, and (ii) rank equally in connection therewith, shall be insufficient to make payment for the preferential amount to which the holders of such shares shall be entitled, then such assets shall be distributed among the holders of each such series of Preferred Stock ratably according to the respective amounts to which they would be entitled in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

      Neither the consolidation nor merger of the Corporation, nor the exchange, sale, lease or conveyance (whether for cash, securities, or other property) of all, substantially all or any part of its assets, shall be deemed a liquidation, dissolution, distribution of assets or winding up of the Corporation within the meaning of this provision.

      (e) VOTING RIGHTS. Except to the extent otherwise required by law or provided in the resolution of the Board of Directors adopted pursuant to authority granted in this Article Fourth, the shares of Preferred Stock shall have no voting power with respect to any matter whatsoever. The Board of Directors may determine whether the shares of any class or series shall have limited, contingent, full or no voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of such stock.

                                  ARTICLE FIVE

      The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            1. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of director's interest, or for any other reason.

            2. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to the By-Laws.

                                   ARTICLE SIX

      The Corporation may, to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

                                  ARTICLE SEVEN

      Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provision of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also of this Corporation.

                                  ARTICLE EIGHT

      Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

                                  ARTICLE NINE

      Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                   ARTICLE TEN

      The Corporation, by its Board of Directors, reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

                                ARTICLE ELEVEN


      To the fullest extent permitted by the Delaware General Corporation Law as the same exists or hereafter may be amended, no director of the corporation shall be liable to this corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed in its name and on its behalf by its duly authorized officer as of the 8th day of December, 1999.

                                       AMERICAN RESOURCES OFFSHORE, INC.



                                       By: /s/ G. BRIAN LLOYD
                                               G. Brian Lloyd
                                               Vice President and Treasurer
ATTEST:

/s/ JOHN P. ATWOOD
    John P. Atwood
    Secretary